                                                             Exhibit 32.1

CERTIFICATION

The undersigned, Mark N. Schwartz, Chief Executive Officer of the Company, certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The accompanying Annual Report on Form 10-K for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 18, 2009                                                                                                                                                                               /s/ Mark N. Schwartz
                                                                           Chief Executive Officer